Exhibit 99.1

Noventiq, A Leading Provider of Digital Solutions for Growth Markets, to List on Nasdaq Through Proposed Business Combination with Corner Growth Acquisition Corp.

•	Noventiq (LSE: NVIQ) is a leading provider of digital transformation and cybersecurity solutions and services focused on high-growth emerging markets

•	The transaction values Noventiq at a pro-forma enterprise value and pro-forma equity market cap of approximately $800 million and $1 billion, respectively

•	No minimum amount of equity or debt financing is required to close the transaction

•	Noventiq is on track to report record turnover of approximately $1.5B in FY 2022, underpinned by an expanding recurring revenue base and history of profitable growth

•	Noventiq operates in almost 60 countries with deep local expertise, connecting 75,000 customers and industry-leading strategic partners including Microsoft, Amazon Web Services and Google

•	Noventiq continuously extends its portfolio with new service offerings in domains including multi-cloud, software engineering and integration, cyber security and artificial intelligence

•	Noventiq intends to de-list from the London Stock Exchange and list on Nasdaq through the merger

LONDON and PALO ALTO, Calif. – May 4, 2023 – Noventiq (LSE: NVIQ) (“Noventiq”), a global digital transformation and cybersecurity solutions and services provider, and Corner Growth Acquisition Corp. (Nasdaq: COOL) (“Corner Growth”), a special purpose acquisition company led by veteran technology investors (“Sponsors”), today announced they have entered into a business combination agreement that is expected to result in the combined company (“Combined Company”) being listed on Nasdaq under the symbol “NVIQ”. The Combined Company will operate under the same management team, including Hervé Tessler, Chief Executive Officer, and Sergey Chernovolenko, President & Chief Operating Officer, with current Noventiq shareholders rolling 100% of their equity into the Combined Company.

The proposed business combination (“Business Combination”) is expected to provide Noventiq with improved access to new sources of capital, accelerate M&A opportunities, and enhance its reach and capabilities in fast-growing in-house technology development in cyber security, generative-AI, and other high-margin products and tools.

Hervé Tessler, CEO of Noventiq Group, said:

“Noventiq has an established history of delivering digital transformation and cybersecurity solutions and services to high growth markets. The backbone of our success is a highly decentralized, expert team of thought leaders across the almost 60 countries we serve. As a responsible organisation, we believe that it is our duty to create value not only for our shareholders but also for our employees, customers, and technology partners. We are proud to collaborate with the incredible team at Corner Growth on this transaction and are confident that it will propel our efforts globally and open a pathway for a broader set of public investors to participate in our important work.”

Marvin Tien, Co-Chairman & CEO of Corner Growth, said:

“Hervé, Sergey, and the impressive Noventiq management team are leading the way in delivering digital success to growth markets, leveraging best-in-breed technology partnerships and unrivaled local expertise in the markets they serve. With our unique relationships in the Asia-Pacific region and decades of technology-driven investment experience, we believe we can help deliver long-term value for all stakeholders in this transaction.”

Noventiq Investment Highlights

•	Leading enabler of digital success. Noventiq sits at the heart of the $3.8 trillion digital transformation and cybersecurity ecosystem.

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Global reach and focus on high growth emerging markets. These growing markets represent a substantial total addressable market (TAM) – estimated to grow at an approximately 9% CAGR from $330 billion in 2020 to approximately $500 billion in 2025[1] – and are underserved and historically difficult to penetrate. Noventiq’s extensive global reach, coupled with a strong local presence and recognized execution capability, uniquely positions it for success in these markets.

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Strategic partnerships amplify growth strategy and widen Noventiq’s competitive reach. Noventiq ranks as a premier partner for the top public cloud companies globally, including Microsoft – as well as other key technology players such as AWS and Google. Noventiq has collaborated with Microsoft for over 25 years, becoming a leading strategic partner in a large number of growing markets, and is focused on continuing to expand its services footprint, while also actively delivering other partners’ technologies as part of its portfolio of customer outcome-focused solutions.

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Consolidator with track record of successful M&A. 14 companies acquired since 2020 including multiple transactions in 2022/2023, with a strategic approach towards geographic, portfolio and sales channel expansion.

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Inclusive and diverse culture, industry leading talent and unparalleled local expertise. Noventiq is a people-first and customer-centric organization. Eighty-five percent of headcount is customer facing and is led by a low-turnover, long-tenured management team with deep experience in developing markets and providing services to Fortune 500 global operations.

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New product lines and product categories on the horizon. Significant organic growth opportunities in selling in-house developed solutions like enterprise-grade smart assistants powered by generative AI, Microsoft Azure OpenAI Service, and other services and tools to new and existing customers. These are key drivers in growing high-margin solutions through Noventiq’s land and expand model.

Expanding recurring revenue base with history of profitable growth

Noventiq is on track to report record revenue and gross profit for the fiscal year ended March 31, 2023. As announced on February 28, 2023:

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Q3 2022 turnover was $398.8 million, an increase of 45% in USD, and 57% in constant currency. For the nine months ended December 31, 2022, turnover was $1,089.9 million, an increase of 37% in USD, and 49% in constant currency.

•	Q3 YTD FY2022 turnover was close to the level of turnover delivered for the whole of the prior year FY2021.

[1]	AMR International (now STAX).

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Q3 2022 gross profit was $71.4 million, an increase of 75% in USD, and 82% in constant currency. For the 9 months ended December 31, 2022, gross profit was $167.2 million, an increase of 65% in USD, and 73% in constant currency.

•	Q3 YTD FY2022 gross profit of $167.2 million was more than was delivered for the whole of the prior year FY2021 ($146 million).

Transaction summary

Upon closing of the transaction, and assuming no stockholders of Corner Growth redeem their shares, Noventiq will have $278M pro forma cash on balance sheet, consisting of $112 million in anticipated new financing proceeds and $191 million in existing cash (as of 12/31/2022), less $25 million in transaction fees. Existing Noventiq shareholders are expected to own 84.7% of the fully diluted shares of the Combined Company, with public stockholders of Corner Growth expected to own 10.6%, and the Sponsors expected to own 4.7%.

The transaction, which has been approved unanimously by the Boards of Directors of both Noventiq and Corner Growth, is subject to approval by Corner Growth’s and Noventiq’s stockholders and subject to other customary closing conditions, including the receipt of certain regulatory approvals, and is expected to close in the second half of 2023.

Additional information about the proposed transaction, including a copy of the business combination agreement will be provided in a Current Report on Form 8-K to be filed by Corner Growth with the Securities and Exchange Commission (“SEC”) and will be available at www.sec.gov.

Additional Information about the Transaction and Where to Find It

In connection with the Business Combination, Corner Growth intends to file with the SEC and Registration Statement on Form F-4 (the “Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. Corner Growth will mail a definitive proxy statement and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement or any other document that Corner Growth will send to its shareholders in connection with the Business Combination. Investors and security holders of Corner Growth are advised to read, when available, the proxy statement in connection with Corner Growth’s solicitation of proxies for its special meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement will be mailed to shareholders of Corner Growth as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website www.sec.gov or by directing a request to: ryan.flanagan@icrinc.com.

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Participants in the Solicitation

Corner Growth, Noventiq and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Corner Growth’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Corner Growth’s directors and officers in Corner Growth’s filings with the SEC including the Registration Statement to be filed with the SEC by Corner Growth, which will include the proxy statement Corner Growth for the Business Combination, and such information and names of Noventiq’s directors and executive officers will also be in the Registration Statement filed with the SEC by Corner Growth, which will include the proxy statement of Corner Growth for the Business Combination.

About Noventiq

Noventiq is a leading global solutions and services provider in digital transformation and cybersecurity, headquartered in London. Noventiq enables, facilitates and accelerates the digital transformation of its customers’ businesses, connecting over 75,000 organisations from all industries with hundreds of best-in-class IT vendors, and delivering its own services and solutions.

Noventiq delivered a turnover of approximately US$1.1 billion in the fiscal year of 2021. Noventiq’s c. 6,400 employees work in almost 60 countries throughout Asia, Latin America, Europe, The Middle East and Africa – with a focus on markets with significant growth potential.

Additional information about Noventiq can be found here: https://noventiq.com/investor-relations

About Corner Growth Acquisition Corp.

Corner Growth Acquisition Corp. (Nasdaq: COOL) is a special purpose acquisition company (SPAC) focused on partnering with a high growth technology company. Corner Growth’s mission is to deliver value to its investors by providing a compelling alternative to a traditional public offering. Corner Growth is uniquely positioned to deliver on its value-add approach given its management team’s history, experience, relationships, leadership and track record in identifying and investing in disruptive technology companies across all technology verticals.

Corner Growth also brings a group of highly respected investment professionals, with strong track records and deep individual experience in SPAC and de-SPAC processes, a rolodex of premier public market investors, and a team of advisors who offer experience and access to networks across a broad functional and physical geography.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.

Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Corner Growth and Noventiq, the estimated or anticipated future results and benefits of the Combined Company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the Combined Company, and other statements that are not historical facts. These statements are based on the current expectations of Corner Growth’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Corner Growth and Noventiq. These statements are subject to a number of risks and uncertainties regarding Corner Growth’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of Corner Growth or Noventiq for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Corner Growth or Novenitq; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the Combined Company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Corner Growth’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; and those factors discussed in Corner Growth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 31, 2021, in Corner Growth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 31, 2023, and other filings with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Corner Growth presently does not know or that Corner Growth currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Corner Growth’s expectations, plans or forecasts of future events and views as of the date of this communication. Corner Growth anticipates that subsequent events and developments will cause Corner Growth’s assessments to change. However, while Corner Growth may elect to update these forward-looking statements at some point in the future, Corner Growth specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Corner Growth’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This release shall neither constitute an offer to sell or the solicitation of an offer to buy any securities,

nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

The unaudited estimated financial results for Noventiq included in this release are preliminary and subject to revision based upon the completion of Noventiq’s fiscal year-end audit. As a result,

Noventiq’s actual results for the fiscal year ended March 31, 2023 may differ materially from the estimated preliminary unaudited financial results upon the completion of the Noventiq’s financial closing procedures, as a result of the fiscal year-end audit, or upon occurrence of other developments that may arise prior to the time its financial results are finalized. Additional information and disclosures would be required for a more complete understanding of Noventiq’s financial position and results of operations as of, and for the fiscal year ended, March 31, 2023.

Noventiq Contacts

Investors:

Steven Salter

Global Investor Relations VP

IR@noventiq.com

Media:

Rocio Herraiz

Global Head of Communications

pr@noventiq.com

Corner Growth Contacts

Investors:

Ryan Flanagan, ICR

ryan.flanagan@icrinc.com

Media:

Brian Ruby, ICR

Brian.ruby@icrinc.com